UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 22, 2010

SL GREEN REALTY CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

1-13199	13-3956775
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue
New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

Pursuant to the registration rights agreement it entered into with SL Green Realty Corp. (the “Company”), The Swig Investment Company, LLC is registering up to 44,772 shares of the Company’s common stock, par value $0.01 per share, which may be issuable upon redemption of units of limited partnership interests in SL Green Operating Partnership, L.P., the Company’s operating partnership, under the Company’s registration statement on Form S-3 (File No. 333-163914) (the “Registration Statement”), as supplemented by the prospectus supplement filed October 22, 2010 with the Securities and Exchange Commission.

Attached hereto, and incorporated by reference to the Registration Statement is the opinion of Venable LLP relating to the legality of the shares.

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits

5.1           Opinion of Venable LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.

/S/ Gregory F. Hughes
Gregory F. Hughes
Chief Financial Officer

Date:  October 22, 2010